Dreyfus
      Short-Intermediate
      Municipal Bond Fund




      ANNUAL REPORT March 31, 2002




The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            16   Statement of Assets and Liabilities

                            17   Statement of Operations

                            18   Statement of Changes in Net Assets

                            19   Financial Highlights

                            20   Notes to Financial Statements

                            25   Report of Independent Auditors

                            26   Important Tax Information

                            27   Board Members Information

                            29   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                     Dreyfus Short-Intermediate
                                                            Municipal Bond Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Short-Intermediate Municipal Bond Fund, covering the 12-month period from April 1, 2001 through March 31, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Monica Wieboldt.

Over the past year, we've seen economic conditions ranging from recession to steps toward recovery. Events during the reporting period included the September 11 terrorist attacks, the bankruptcies of major U.S. corporations, an energy crisis in California and the first calendar quarter of U.S. economic contraction in about 10 years. Municipal bonds generally benefited from some of these events and were hurt by others. Many investors who attempted to profit from the markets' short-term gyrations found that the markets moved faster than they could.

Indeed, the tax-exempt bond market's direction becomes clearer only when viewed from a perspective measured in full economic cycles. Although you may become excited about the tax-exempt income opportunities or worried about the challenges presented under current market conditions, we encourage you to stop and think of your long-term goals before you take action. And, as always, we urge you to solicit the advice of a financial advisor who can help you navigate a smoother course to financial security for yourself and your family. For our part, and as we have for more than 50 years, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and our experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
April 15, 2002




DISCUSSION OF FUND PERFORMANCE

Monica Wieboldt, Portfolio Manager

How did Dreyfus Short-Intermediate Municipal Bond Fund perform relative to its benchmark?

For the 12-month period ended March 31, 2002, the fund achieved a total return of 3.24%.(1) In comparison, the Lehman Brothers 3-Year Municipal Bond Index, the fund' s benchmark, achieved a total return of 4.39% for the same period.(2) Additionally, the fund is reported in the Lipper Short Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in that Lipper category was 3.35%.(3)

We attribute the fund's performance to changing market conditions. Early in the reporting period, the fund benefited from falling interest rates in a slowing economy. However, market weakness late in the reporting period offset some of those gains. The fund' s total return lagged those of its benchmark and peer group, primarily because the fund' s holdings of airline and other corporate bonds were hard-hit in the aftermath of the September 11 terrorist attacks.

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. To pursue its goal, the fund normally invests substantially all of its net assets in municipal bonds that provide income exempt from federal income tax.

To achieve our goal, we employ four primary strategies. First, we strive to identify the maturity range that we believe will provide the most favorable returns over the next year or two. Second, we evaluate issuers' credit quality to find bonds that we believe provide high yields at attractive prices. Third, we look for bonds with attractively high interest payments, even if they sell at a premium to face value. Fourth, we assess individual bonds' early redemption features, focusing on those that cannot be redeemed quickly by their issuers. Typically, the bonds we select for the portfolio will have several of these qualities.

                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

We also evaluate the bonds' likely performance under various market scenarios. We generally select securities that we believe are most likely to provide the best returns over an anticipated range of interest-rate levels. In other cases, we hold certain securities because of our belief that they will participate strongly in market rallies and provide protection against market declines.

What other factors influenced the fund's performance?

When the reporting period began, the U.S. economy had already slowed considerably. Weak economic conditions were further intensified by the September 11 terrorist attacks. In this environment, the Federal Reserve Board (the "Fed") attempted to stimulate renewed economic growth by aggressively reducing short-term interest rates, which fell to their lowest level in 40 years. As interest rates and bond yields declined, short- and intermediate-term municipal bond prices generally rose.

As the economy continued to slow and the Fed reduced rates, we focused on the longer end of the range where the yield curve was the steepest and provided the better value. Weakness in the economy coupled with the effects of September 11 generated very low yields in the front end of the curve. As short rates reached new highs in the fourth quarter, we assumed a more conservative stance. As a result, we were very active in the middle of the range, primarily in housing bonds and premium coupon issues. A balance of midrange holdings and income-oriented issues was beneficial during the first quarter of 2002 as rates moved higher.

The fund's performance was also hampered by September 11-related price declines in tax-exempt bonds issued by airlines and other corporate entities. Although these bonds have since rebounded, they have not yet reached pre-attack price levels. We believe that these bonds remain creditworthy and that they should recover over time. In the meantime, they are generating highly competitive levels of income.


What is the fund's current strategy?

We have continued to maintain a relatively defensive stance, including a "laddered" portfolio in which holdings mature at different times. This strategy is designed to protect the fund from unexpected changes in market conditions and provide the opportunity to take advantage of changes in the yield curve. We continue to look for opportunities that will provide a solid income base and muted volatility. We have recently found a number of attractively priced opportunities in bonds from states with high income-tax rates. Of course, we are prepared to change our strategy and the fund's composition as market conditions evolve.

April 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS 3-YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 3-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 2-4 YEARS. INDEX RETURNS DO NOT REFLECT THE FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus
Short-Intermediate Municipal Bond Fund and the Lehman Brothers 3-Year Municipal
Bond Index
--------------------------------------------------------------------------------


Average Annual Total Returns AS OF 3/31/02

                                                                               1 Year             5 Years          10 Years
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                                            3.24%              4.23%             4.48%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS SHORT-INTERMEDIATE MUNICIPAL BOND FUND ON 3/31/92 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS 3-YEAR MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND INVESTS PRIMARILY IN SHORT-INTERMEDIATE TERM MUNICIPAL SECURITIES AND MAINTAINS A PORTFOLIO WITH A WEIGHTED AVERAGE MATURITY RANGING BETWEEN 2 AND 3 YEARS. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT FEES AND EXPENSES. THE INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 3-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 2-4 YEARS, AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS


March 31, 2002

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--93.2%                                                        Amount ($)                Value ($)
---------------------------------------------------------------------------------------------------------------------------------

ALASKA--1.4%

Valdez, Marine Terminal, Revenue

   (Arco Transportation Project) 3.10%, 1/1/2003                                              5,000,000                4,998,900

ARIZONA--2.8%

Maricopa County, Pollution Control Corp.,
  PCR (Arizona Public Service Co.):

      3.30%, Series A, 11/1/2002                                                              5,000,000                5,000,550

      3.30%, Series B, 11/1/2002                                                              5,000,000                5,000,550

CALIFORNIA--1.4%

California Statewide Communities
  Development Authority, COP

   (The Internext Group) 4.25%, 4/1/2005                                                      1,975,000                1,959,871

Riverside County Public Financing Authority, COP:

   5%, 5/15/2002                                                                                930,000                  931,507

   5%, 5/15/2003                                                                                980,000                  991,299

   5.125%, 5/15/2004                                                                          1,030,000                1,049,591

COLORADO--1.5%

City and County of Denver, Airport Revenue

   8.61%, 11/15/2005 (Insured; FGIC)                                                          5,000,000  (a,b)         5,452,450

CONNECTICUT--.9%

Connecticut Health and Educational
  Facilities Authority, Revenue

   (Saint Marys Hospital Issue) 5.75%, 7/1/2002                                               2,400,000                2,407,032

Greenwich Housing Authority, MFHR (Greenwich Close):

   5.55%, 9/1/2002                                                                              245,000                  246,343

   5.95%, 9/1/2006                                                                              310,000                  318,209

   6.05%, 9/1/2007                                                                              330,000                  338,088

DISTRICT OF COLUMBIA--3.5%

District of Columbia, GO:

   5.50%, 6/1/2002                                                                            2,660,000                2,676,864

   5.50%, 6/1/2002                                                                            7,270,000                7,311,802

District of Columbia, Tax Increment Revenue

   (Mandarin Oriental) Zero Coupon, 7/1/2005 (Insured; FSA)                                   2,890,000  (c)           2,521,525

FLORIDA--1.1%

Lee County Industrial Development Authority,

  Health Care Facilities Revenue

  (Cypress Cove Healthpack):

      5.625%, 10/1/2002                                                                       2,000,000                1,990,780

      5.875%, 10/1/2004                                                                       2,000,000                1,987,340

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
----------------------------------------------------------------------------------------------------------------------------------

GEORGIA--1.2%

Milledgeville-Baldwin County Development Authority,
  Student Housing Revenue

   (Georgia College and State University Foundation)
   5%, 9/1/2004                                                                               4,000,000                4,128,840

ILLINOIS--4.0%

Alton, Hospital Facility Revenue
  (Saint Anthonys Health Center)

   5.875%, 9/1/2006                                                                           2,060,000                2,109,502

Chicago Housing Authority, Capital Program Revenue

   5%, 7/1/2006                                                                               4,000,000                4,117,840

Flora, Revenue (Heritage Woods Project)

   3.75%, 10/23/2004 (LOC; Federal Home Loan Bank)                                            3,250,000                3,273,140

Illinois Development Finance Authority, Revenue:

   (Community Rehabilitation Providers) 5.60%, 7/1/2002                                       1,415,000                1,420,632

   (Olin Corp. Project) 4.50%, 6/1/2004                                                       2,500,000  (c)           2,494,775

Illinois Health Facilities Authority, Revenue

   (Victory Health Services) 5%, 8/15/2002                                                      815,000                  820,990

INDIANA--1.7%

Princeton, PCR (PSI Energy Inc. Project)

   3.25%, 10/1/2002                                                                           6,000,000                6,002,580

IOWA--1.5%

Iowa Student Loan Liquidity Corp., Student Loan Revenue

   7.936%, 12/1/2005                                                                          5,000,000  (a,b)         5,339,800

LOUISIANA--3.8%

Calcasieu Parish Industrial Development Board,
  PCR (Occidental Petroleum Project)

   4.80%, 12/1/2006                                                                           3,000,000                3,075,630

Saint Charles Parish, PCR:

   8.683%, 10/1/2003                                                                          5,100,000  (a,b)         5,225,052

   (Entergy Louisiana Inc. Project):

      4.85%, 6/1/2002                                                                         5,000,000                5,009,750

      5.35%, 10/1/2003                                                                           50,000                   50,613

MARYLAND--1.4%

Frederick County Retirement Community, Revenue
  (Extras-Buckinghmas Choice)

   5.375%, 1/1/2003                                                                           4,900,000                4,890,837

MASSACHUSETTS--2.8%

Massachusetts Development Finance Agency,
  RRR (Semass System)

   5%, 1/1/2005 (Insured; MBIA)                                                               4,000,000                4,116,400


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
----------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS (CONTINUED)

Massachusetts Health & Educational
  Facilities Authority, Revenue

   (Caritas Christi Obligation Group) 5.25%, 7/1/2003                                         5,730,000                5,870,614

MICHIGAN--5.1%

Michigan Hospital Finance Authority:

  (Ascension Health Credit):

      5.05%, 11/15/2004                                                                       4,025,000                4,141,322

      5.20%, 11/15/2005                                                                       2,500,000                2,574,575

   (Genesys Regional Medical):

      5.25%, 10/1/2002                                                                        1,000,000                1,017,200

      5.25%, 10/1/2003                                                                        2,445,000                2,538,130

   (Sparrow Obligation Group):

      5%, 11/15/2005                                                                          1,250,000                1,287,450

      5%, 11/15/2006                                                                          1,500,000                1,535,685

Michigan Strategic Fund, Exempt Facility Revenue

   (Waste Management Inc. Project)
   4.20%, 8/1/2004                                                                            5,000,000                5,002,200

MISSISSIPPI--2.3%

Adams County, PCR

  (International Paper Co.):

      5.50%, 12/1/2005                                                                        5,000,000                5,167,300

      5.625%, 11/15/2006                                                                      2,850,000                2,925,753

NEBRASKA--1.5%

University of Nebraska Facilities Corp., Revenue

  (University of Nebraska Medical Center Research Project)

   4%, 2/15/2006                                                                              5,460,000                5,493,961

NEW JERSEY--.8%

New Jersey Economic Development Authority,
  First Mortgage Revenue

  (Cadbury Corp. Project):

      4.65%, 7/1/2001 (Insured; ACA)                                                          1,565,000                1,548,239

      5%, 7/1/2003 (Insured; ACA)                                                             1,410,000                1,403,613

NEW MEXICO--.6%

Santa Fe County, Project Revenue

   (El Castillo Retirement) 5.25%, 5/15/2003                                                  2,000,000                1,971,720

NEW YORK--17.5%

New York City:

   7.50%, 2/1/2003                                                                            3,500,000                3,567,445

   6.375%, 8/1/2004 (Prerefunded 8/1/2002)                                                      620,000  (d)             638,960

   6.375%, 8/1/2004                                                                          15,380,000               15,827,404

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
----------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York State 5.625%, 8/15/2009                                                              5,000,000                5,357,050

New York State Dormitory Authority, Revenue

   (Court Facilities Lease) 5.30%, 5/15/2006                                                  4,000,000                4,119,040

New York State Energy Research and Development Authority,
   Revenue Service Contract
   (Western New York Nuclear Service Center Project)

   5%, 4/1/2002                                                                               1,795,000                1,795,467

New York State Housing Finance Agency:

   Contract Obligation Revenue
      5.375%, 9/15/2011 (Insured; MBIA)                                                       6,770,000                7,124,816

   (Health Facilities-New York City)
      5.875%, 5/1/2004                                                                        6,500,000                6,836,440

New York State Mortgage Agency, Revenue

   (Homeowner Mortgage) 5.15%, 9/1/2004                                                       3,710,000                3,847,864

TSASC Inc., Tobacco Flexible Amortization Bonds:

   5%, 7/15/2008                                                                              2,690,000                2,728,225

   5%, 7/15/2009                                                                              1,000,000                1,014,890

   5.125%, 7/15/2009                                                                          2,310,000                2,346,359

United Nations Development Corp., Revenue:

   5.10%, 7/1/2008                                                                            2,810,000                2,811,293

   5.20%, 7/1/2009                                                                            3,200,000                3,201,248

Yonkers Industrial Development Agency, Civic Facility Revenue

  (The Saint Joseph's Hospital, Yonkers Project):

      5.65%, Series A, 3/1/2003                                                                 700,000                  690,907

      5.65%, Series B, 3/1/2003                                                                 200,000                  197,402

      5.65%, Series C, 3/1/2003                                                                 300,000                  296,103

NORTH CAROLINA--1.0%

North Carolina Capital Facilities Finance Agency,
  Exempt Facilities, Revenue

   (Waste Management of Carolinas Project)
   4%, 8/1/2004                                                                               3,250,000                3,222,635

North Carolina Eastern Municipal Power Agency,
   Power System Revenue

   5.45%, 1/1/2004                                                                              500,000                  515,750

NORTH DAKOTA--.4%

North Dakota Housing Finance Agency, Revenue

  (Housing Finance Program--Home Mortgage Finance)

   4.60%, 1/1/2003                                                                            1,315,000                1,332,305

OHIO--3.2%

Hamilton County, Local District Cooling Facilities Revenue

   (Trigen Cinergy) 4.90%, 6/1/2004                                                           2,000,000                2,021,640


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

OHIO (CONTINUED)

Lorain County, HR, Improvement (Catholic Healthcare):

   5%, 10/1/2006                                                                              3,655,000                3,754,306

   5.25%, 10/1/2007                                                                           3,515,000                3,631,944

Ohio Water Development Authority, PCR

   (Cleveland Electric) 5.35%, 10/1/2002                                                      2,000,000                2,016,260

OKLAHOMA--2.9%

Tulsa, Municipal Airport Trust,
  Revenue (American Airlines Project):

      5.375%, 12/1/2006                                                                       5,000,000                4,638,850

      5.80%, 6/1/2004                                                                         6,000,000                5,809,440

PENNSYLVANIA--2.7%

Dauphin County General Authority,

   (Office and Package--Riverfront Office)
   5.125%, 1/1/2003                                                                             685,000                  688,720

Delaware County Industrial Development Authority,

   PCR (Peco Energy Co. Project)
   5.20%, 10/1/2004                                                                           3,000,000                3,045,000

Health Care Facilities Authority of Sayre,
   Revenue (Guthrie Health Issue):

      5.50%, 12/1/2005                                                                        1,000,000                1,039,710

      5.50%, 12/1/2006                                                                        1,500,000                1,555,140

Montgomery County Industrial
   Development Authority, Revenue

   PCR (Peco Energy Co. Project)

   5.30%, 10/1/2004                                                                           3,380,000                3,473,288

RHODE ISLAND--4.0%

Rhode Island Housing and Mortgage Finance Corp.

  (Homeowner Opportunity Notes):

      4.50%, 3/22/2004                                                                       10,000,000               10,192,800

      5%, 9/1/2004                                                                            4,000,000                4,106,920

SOUTH CAROLINA--1.3%

Charleston County Health Facilities,
  First Mortgage Revenue

   (Episcopal Project) 5.30%, 10/1/2002                                                       4,660,000                4,654,315

TENNESSEE--1.0%

Metropolitan Government Nashville and
  Davidson County Industrial Development Board,

   Exempt Facility Revenue
   (Waste Management Inc. Project)
   4.10%, 8/1/2004                                                                            3,500,000                3,474,415

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

TEXAS--13.2%

Brazos River Authority, PCR:

   (Texas Utilities Electric Co.) 4.80%, 4/1/2003                                                10,000                   10,052

   (Utilities Electric Co.) 5.05%, 6/19/2006                                                  5,000,000                4,988,350

   7.479%, 4/1/2003                                                                           4,995,000  (a,b)         5,046,648

Dallas-Fort Worth International Airport Facility

  Improvement Corp., Revenue (American Airlines, Inc.)

   5.95%, 11/1/2003                                                                           6,500,000                6,356,610

Matagorda County Navigation District Number 1, PCR

   5.83%, 11/1/2003                                                                           5,000,000  (b)           4,986,950

North Central Texas Health Facility
   Development Corp., Revenue

   (Baylor Health Care System Project)
   5.50%, 5/15/2004                                                                           5,000,000                5,203,450

Northeast Hospital Authority, Revenue

  (Northeast Medical Center Hospital)

   5.35%, 5/15/2002                                                                           2,725,000                2,730,804

Port Houston Authority, Harris County Port Improvement

   4%, 10/1/2004 (Insured; FGIC)                                                              1,770,000                1,791,488

Rio Grande City, Consolidated Independent School District

   Public Facilities Corp., LR 6.75%, 7/15/2010                                               6,000,000                6,323,040

Sabine River Authority, PCR (TXU Electric Co. Project)

   4%, 11/1/2003                                                                              2,000,000                1,994,140

Texas Public Property Finance Corp., Revenue

   (Mental Health & Retardation Center)
   8.20%, 10/1/2012 (Prerefunded 10/1/2002)                                                   2,700,000  (d)           2,839,968

Trinity River Authority, PCR (TXU Electric Co. Project)

   5%, 11/1/2006                                                                              3,500,000                3,484,250

Tyler Health Facilities Development Corp.
   (Mother Frances Hospital)

   5.25%, 7/1/2002                                                                            1,200,000                1,204,752

VIRGINIA--2.0%

Bedford County Industrial Development Authority, Revenue

   (Georgia Pacific Corp. Project) 4.60%, 8/1/2004                                            2,210,000                2,266,554

Hopewell Industrial Development Authority,
   Health Care Facility Revenue:

      (Colonial Heights) 5.60%, 10/1/2003
         (Prerefunded 10/1/2002)                                                                205,000  (d)             210,728

      (Westport Convalescent Center):

         5.90%, 10/1/2005 (Prerefunded 10/1/2002)                                               315,000  (d)             333,629

         6.15%, 10/1/2007 (Prerefunded 10/1/2002)                                               175,000  (d)             185,570

         6.25%, 10/1/2008 (Prerefunded 10/1/2002)                                               410,000  (d)             434,969


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
----------------------------------------------------------------------------------------------------------------------------------

VIRGINIA (CONTINUED)

Rockingham County Industrial Development Authority,

   Residential Care Facility, Revenue
   (First Mortgage--Mennonite) 5.10%, 4/1/2003                                                3,800,000                3,799,240

WASHINGTON--2.7%

Energy Northwest, Wind Project Revenue

   4.30%, 7/1/2005                                                                            1,205,000                1,189,443

Washington Public Power Supply System, Revenue:

   (Nuclear Project Number 2) 5%, 7/1/2003                                                    3,000,000                3,081,480

   (Nuclear Project Number 1) 5%, 7/1/2005                                                    5,000,000                5,187,400

U.S. RELATED--2.0%

Virgin Islands Public Finance Authority, Revenue:

   5%, 10/1/2003                                                                              5,580,000                5,757,947

   6%, 10/1/2006                                                                              1,220,000                1,273,948

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $331,294,735)                                                                                               331,992,605
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--6.9%
------------------------------------------------------------------------------------------------------------------------------------

ALABAMA--.5%

West Jefferson Industrial Development Board, PCR, VRDN

   (Alabama Power Co. Project) 1.45%                                                          1,700,000  (e)           1,700,000

FLORIDA--1.4%

Martin County, PCR, VRDN

   (Florida Power and Light Co. Project) 1.50%                                                5,000,000  (e)           5,000,000

ILLINOIS--.9%

Illinois Health Facilities Authority, Revenue, VRDN

   (University of Chicago Hospital) 1.50% (Insured; MBIA)                                     3,100,000  (e)           3,100,000

MISSOURI--.8%

Missouri Health and Educational Facilities Authority,
  Educational Facilities Revenue,

   VRDN (Washington University) 1.50%                                                         3,000,000  (e)           3,000,000

NORTH CAROLINA--1.7%

Raleigh-Durham Airport Authority, Special Facilities,
  Revenue, VRDN (American Airlines):

      1.55% (LOC; Bank of America)                                                            3,000,000  (e)           3,000,000

      1.55% (LOC; Bank of America)                                                            3,150,000  (e)           3,150,000

PENNSYLVANIA--.8%

Allegheny County, Industrial Development Authority,
  Health and Housing Facilities,

   Revenue, VRDN (Longwood) 1.45%                                                             1,200,000  (e)           1,200,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
SHORT-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
----------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Schuylkill County, Industrial Development Authority, RRR, VRDN

   (Northeastern Power Co.)
   1.45% (LOC; Dexia Credit Locale de France)                                                 1,500,000  (e)           1,500,000

TEXAS--.8%

Harris County, Health Facilities Development Corp.,
  Special Facilities, Revenue, VRDN

   (Texas Medical Center Project) 1.50% (Insured; MBIA)                                       3,000,000  (e)           3,000,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $24,650,000)                                                                                                 24,650,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $355,944,735)                                                             100.1%             356,642,605

LIABILITIES, LESS CASH AND RECEIVABLES                                                              (.1%)               (515,361)

NET ASSETS                                                                                        100.0%             356,127,244


Summary of Abbreviations

ACA                       American Capital Access

COP                       Certificate of Participation

FGIC                      Financial Guaranty Insurance
                             Company

FSA                       Financial Security Assurance

GO                        General Obligation

HR                        Hospital Revenue

LOC                       Letter of Credit

LR                        Lease Revenue

MBIA                      Municipal Bond Investors
                             Assurance Insurance
                             Corporation

MFHR                      Multi-Family Housing Revenue

PCR                       Pollution Control Revenue

RRR                       Resources Recovery Revenue

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                            Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                               9.2

AA                               Aa                              AA                                               16.7

A                                A                               A                                                16.2

BBB                              Baa                             BBB                                              31.0

BB                               Ba                              BB                                                4.7

F1                               MIG1/P1                         SP1/A1                                           11.6

Not Rated (f)                    Not Rated (f)                   Not Rated (f)                                    10.6

                                                                                                                 100.0

(A)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO  QUALIFIED  INSTITUTIONAL  BUYERS.  AT MARCH 31,
     2002, THESE SECURITIES AMOUNTED TO $21,063,950 OR 5.9% OF NET ASSETS.

(B)  INVERSE   FLOATER   SECURITY--THE   INTEREST  RATE  IS  SUBJECT  TO  CHANGE
     PERIODICALLY.

(C)  PURCHASED ON A DELAYED DELIVERY BASIS.

(D)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(E)  SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGE.

(F)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

(G)  AT  MARCH  31,  2002,  THE  FUND HAD  $90,078,888  OR 25.3% OF NET  ASSETS,
     INVESTED IN SECURITIES WHOSE PAYMENT OF PRINCIPAL AND INTEREST IS DEPENDENT
     UPON REVENUES GENERATED FROM HEALTH CARE PROJECTS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2002

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           355,944,735   356,642,605

Interest receivable                                                   5,611,499

Receivable for shares of Beneficial Interest subscribed                  58,910

Prepaid expenses                                                         21,701

                                                                    362,334,715
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           200,654

Cash overdraft due to Custodian                                         927,587

Payable for investment securities purchased                           5,022,652

Payable for shares of Beneficial Interest redeemed                          900

Accrued expenses                                                         55,678

                                                                      6,207,471
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      356,127,244
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     363,331,301

Accumulated undistributed investment income--net                        224,392

Accumulated net realized gain (loss) on investments                  (8,126,319)

Accumulated net unrealized appreciation (depreciation)
  on investments                                                        697,870
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      356,127,244
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial            27,585,271
  Interest authorized)

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   12.91

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended March 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     14,791,930

EXPENSES:

Management fee--Note 3(a)                                            1,583,918

Shareholder servicing costs--Note 3(b)                                 440,093

Professional fees                                                       42,357

Custodian fees                                                          36,117

Registration fees                                                       32,665

Prospectus and shareholders' reports--Note 3(b)                         14,600

Trustees' fees and expenses--Note 3(c)                                  10,950

Loan commitment fees--Note 2                                             4,465

Miscellaneous                                                           18,438

TOTAL EXPENSES                                                       2,183,603

INVESTMENT INCOME--NET                                              12,608,327
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             (1,780,738)

Net unrealized appreciation (depreciation) on investments           (1,731,813)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (3,512,551)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 9,095,776

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended March 31,
                                             -----------------------------------
                                                     2002                2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         12,608,327          11,250,804

Net realized gain (loss) on investments        (1,780,738)           (148,815)

Net unrealized appreciation (depreciation)
   on investments                              (1,731,813)          4,215,693

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    9,095,776          15,317,682
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (12,459,843)         (11,218,109)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                 182,813,602           77,892,032

Dividends reinvested                           10,730,485            9,699,635

Cost of shares redeemed                      (114,432,030)         (81,493,091)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            79,112,057            6,098,576

TOTAL INCREASE (DECREASE) IN NET ASSETS        75,747,990           10,198,149
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           280,379,254          270,181,105

END OF PERIOD                                 356,127,244          280,379,254

Undistributed investment income--net              224,392               32,695
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    14,018,414            6,027,621

Shares issued for dividends reinvested            823,852              752,947

Shares redeemed                                (8,801,134)          (6,327,686)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   6,041,132              452,882

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                            Year Ended March 31,
                                                         ---------------------------------------------------------------------------
                                                             2002(a)           2001           2000            1999         1998
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                        13.01            12.81           13.08           13.08       12.91

Investment Operations:

Investment income--net                                        .52(b)           .55             .54             .54         .55

Net realized and unrealized
   gain (loss) on investments                                (.10)             .20            (.27)            .00(c)      .17

Total from Investment Operations                              .42              .75             .27             .54         .72

Distributions:

Dividends from investment income--net                        (.52)            (.55)           (.54)           (.54)       (.55)

Dividends from net realized gain
   on investments                                              --               --            (.00)(c)          --        (.00)(c)

Total Distributions                                          (.52)            (.55)           (.54)           (.54)       (.55)

Net asset value, end of period                              12.91            13.01           12.81           13.08       13.08
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                             3.24             5.96            2.10            4.23        5.64
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                       .69              .71             .73             .73         .76

Ratio of net investment income
   to average net assets                                     3.98             4.26            4.15            4.15        4.19

Portfolio Turnover Rate                                     54.94            37.77           39.10           20.68       31.12
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                     356,127          280,379         270,181         303,791     294,432

(A)  AS REQUIRED,  EFFECTIVE  APRIL 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
     OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED MARCH 31,
     2002 WAS TO INCREASE NET INVESTMENT  INCOME PER SHARE BY $.01, AND DECREASE
     NET REALIZED AND UNREALIZED  GAIN (LOSS) ON  INVESTMENTS  PER SHARE BY $.01
     AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS FROM
     3.96% TO 3.98%.  PER SHARE DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR  PERIODS
     PRIOR TO APRIL 1, 2001 HAVE NOT BEEN  RESTATED  TO REFLECT  THIS  CHANGE IN
     PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Short-Intermediate Municipal Bond Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.


(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

At March 31, 2002, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $116,504, accumulated capital losses $6,297,890 and unrealized appreciation $697,870. In addition, the fund had $1,834,200 of capital losses realized after October 31, 2001 which were deferred for tax purposes to the first day of the following fiscal year.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The accumulated capital losses are available to be applied against future net securities profits, if any, realized subsequent to March 31, 2002. If not applied, $3,037,636 of the carryover expires in fiscal 2003, $2,873,602 expires in fiscal 2004, $82,442 expires in fiscal 2008 and $304,210 expires in fiscal 2009.

The tax character of distributions paid to shareholders during the fiscal periods ended March 31, 2002 and March 31, 2001, were as follows: tax exempt income $12,459,843 and $11,218,109, respectively.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (" the Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended March 31, 2002, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 11_2% of the value of the fund's average daily net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended March 31, 2002, there was no expense reimbursement pursuant to the Agreement.

(B) Under the Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund pays the Distributor for distributing the fund's shares, for servicing shareholder accounts, (" Servicing" ) and for advertising and marketing relating to the fund. The Plan provides for payments to be made at an annual rate of .10 of 1% of the value of the fund's average daily net assets. The Distributor determines the amounts, if any, to be paid to Service Agents (a securities dealer, financial institution or other industry professional) under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. The Plan also separately provides for the fund to bear the costs of preparing, printing and distributing certain of the fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the fund' s average daily net assets for any full fiscal year. During the period ended March 31, 2002, the fund was charged $321,030 pursuant to the Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2002, the fund was charged $65,610 pursuant to the transfer agency agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $45,000 and an attendance fee of $5,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(D) A .10% redemption fee is charged and retained by the fund on shares redeemed within thirty days of their issuance, including redemptions made through the use of the fund's exchange privilege.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2002, amounted to $220,804,715 and $165,435,850, respectively.

At March 31, 2002, accumulated net unrealized appreciation on investments was $697,870, consisting of $2,733,545 gross unrealized appreciation and $2,035,675 gross unrealized depreciation.

At March 31, 2002, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5--Change in Accounting Principle:

As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis. Prior to April 1, 2001, the fund amortized premiums on debt securities on a scientific basis but recognized market discount upon disposition. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $43,213 increase in accumulated undistributed investment income-net and a corresponding $43,213 decrease in accumulated net unrealized appreciation (depreciation), based on securities held by the fund on March 31, 2001.

The effect of this change for the period ended March 31, 2002 was to increase net investment income by $74,001, decrease net unrealized appreciation (depreciation) by $74,046 and increase net realized gains (losses) by $45. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors

Dreyfus Short-Intermediate Municipal Bond Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Short-Intermediate Municipal Bond Fund, as of March 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Short-Intermediate Municipal Bond Fund at March 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York
May 6, 2002

                                                                        The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby makes the following designates all the dividends paid from investment income-net during its fiscal year ended March 31, 2002 as "exempt-interest dividends" (not generally subject to regular Federal income tax).

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2002 calendar year on Form 1099-DIV which will be mailed by January 31, 2003.


BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (58)
Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director
* Carlyle Industries, Inc., a button packager and distributor, Director
* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
* QuikCAT.com, a developer of high speed movement, routing, storage and encryption of data, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                                --------------

Lucy Wilson Benson (74)
Board Member (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Benson and Associates, consultants to business and government, President
* The Citizens Network for Foreign Affairs, Vice Chairman
* The International Executive Services Corps., Director

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* A member of the council of foreign relations

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 35

                                --------------

David W. Burke (66)
Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* John F. Kennedy Library Foundation
* U.S.S. Constitution Museum; Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 59

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

Whitney I. Gerard (67)
Board Member (1989)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Partner of the New York City law firm of Chadbourne & Parke LLP.

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 16

                                --------------

Arthur A. Hartman (76)
Board Member (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* First NIS Regional Fund (ING/Barings Management) and New Russia Fund, Chairman
* Advisory Council to Barrings-Vostok

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Ford Meter Box Corporation, Board Member
* APCO Associates, Inc., Senior Consultant

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 16

                                --------------

George L. Perry (68)
Board Member (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Brookings Institution Economist and Senior Fellow

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* State Farm Mutual Automobile Association, Director
* State Farm Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 16

                                --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 92 investment companies (comprised of 183 portfolios) managed by the Manager. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 56 years old, and has been an employee of the Manager since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 94 investment companies (comprised of 200 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 94 investment companies (comprised of 200 portfolios) managed by the Manager. He is 52 years old, and has been an employee of the Manager since July 1980.

ROBERT R. MULLERY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 20 investment companies (comprised of 40 portfolios) managed by the Manager. He is 50 years old, and has been an employee of the Manager since May 1986.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since April 1985.

GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Municipal Bond Funds of the Manager, and an officer of 30 investment companies (comprised of 60 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since August 1981.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 94 investment companies (comprised of 200 portfolios) managed by the Manager. He is 47 years old, and has been an employee of the Manager since June 1993.

                                                                        The Fund

                     For More Information

                        Dreyfus
                        Short-Intermediate Municipal
                        Bond Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        15 Broad Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166




To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  591AR0302